STATE OF WYOMING
                                 Office of the
                               Secretary of State


United States of America,     )
                              )ss.
State of Wyoming              )

     I, JOSEPH B. MEYER, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuances of this certificate have been fulfilled.

                             CERTIFICATE OF MERGER

                                       OF

                    WTAA ENTERPRISES, INC. (FL)(UNQUALIFIED)
                 merged into: TEMPUS, INC. (with name change to
                    WTTA INTERNATIONAL, INC. (WY) (SURVIVOR)

     Accordingly, the undersigned, by virtue of the authority vested in me by law, hereby issues this Certificate.


                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State of Wyoming. Done at Cheyenne, the Capital, this 12th day of June A.D., 2000.


                                        /s/Joseph B. Meyer
                                        Secretary of State

                                        By:/s/Lori A. Medina

                               ARTICLES OF MERGER
                                       OF                 FILED: 06/12/2000
                              WTAA ENTERPRISES, INC       CID: 1998-00333278
                             (A FLORIDA CORPORATION)      WY Secretary of State
                                                          Doc. ID: 2000-00405524
                                       AND

                                  TEMPUS, INC.
                             (A WYOMING CORPORATION)

     The Undersigned, being, and the President of WTAA International, Inc. a Florida corporation, hereby certify as follows:

1. A merger has been approved by the boards of directors of WTAA International, Inc. a Florida corporation audits, wholly owned subsidiary, Tempus, Inc. a Wyoming corporation, by resolution dated May 13, 2000, a copy of which is attached hereto.

2. WTAA International, Inc. is the Parent and Tempus, Inc. is the wholly owned subsidiary.

3. No vote of Shareholders is necessary because 100% of the outstanding shares of Tempus, Inc. consisting of 1,230,000 common shares are owned by WTTA International, Inc. and

     a) The corporation, WTAA International, Inc. is the sole survivor and the name of the corporation will be WTAA International, Inc.

     b) The Articles of Incorporation will not differ from Articles of Incorporation prior to merger

     c) Each shareholder of the corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the effective date of the merger.

     d) The voting power of the number of shares outstanding immediately after the merger will not be changed from that existing prior to the merger since no shares are being issued as a result of the merger.

     e) the number of participating shares outstanding immediately after the merger is the same as immediately before the merger and there will be no change in shares.

     f) The Board of Directors of each corporation has adopted a resolution approving the Plan of Merger, which is attached hereto as Exhibit A.

     4. The merger shall be effective on May 13, 2000 or as soon thereafter as the Articles of Merger are filed with the Secretary of State of Florida.

WTTA International, Inc.

by:/s/William A. McKay
President

                           * * * * * * * * * * * * * * * * * * * * * * *

City of Vancouver     )
                      ) ss.
Province of B.C.      )

         On this 12th day of May, 2000, before me, a Notary Public, personally appeared WTAA International, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporations as a duly authorized officer.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                             /s/Pauline Fong-Leung, M.B.A.
                                            ------------------------------
                                            Notary Public

                                            Residing at: ____________________

                                            Seal: Pauline Fong-Leung, M.B.A.
                                                  Notary Public
                                                  M7. Broadway Plaza
                                                  601 W. Broadway
                                                  Vancouver, B.C.
                                                  Canada V5Z 4C2
                                                  (604) 879-7812

                                    EXHIBIT A               RECEIVED
                                                            WYOMING
                                 PLAN OF MERGER             SECRETARY OF STATE
                                                            00 JUN 12 09:00

     THIS PLAN OF MERGER (this "Plan of Merger"), dated as of May 10, 2000, is among WTAA International, Inc., a Florida corporation ("Parent"), and Tempus, Inc., a Wyoming corporation (the "Company") (collectively "Constituent Corporations").

     WHEREAS, Parent owns 100% of the shares of the Company and the parties thereto have agreed to the merger of the Company with and into Parent; and

     WHEREAS, Parent, as the sole shareholder of Company and, the respective Boards of Directors of Parent and the Company,) have each approved the merger of the Company into Parent in accordance with the Florida Business Corporation Act (the "ACT") and

     WHEREAS, this Plan of Merger shall be filed with Articles of Merger with the Secretaries of State of Florida and Wyoming in order to consummate the merger of the Company with and into Parent; and

     WHEREAS, Parent and the Company have agreed to execute and file this Plan of Merger as provided under the Florida Law and the Wyoming Statutes.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Parent and the Company hereby agree as follows:

     1. THE MERGER. At the Effective Time, in accordance with this Plan of Merger, and Florida Law and the Wyoming Statutes, the Company shall be merged (such merger being herein referred to as the "Merger") with and into the Parent, the separate existence of the Company shall cease, and Parent shall continue as the surviving corporation. Parent hereinafter sometimes is referred to as the "Surviving Corporation."

     2. EFFECT OF THE MERGER. When the Merger has been effected, the Surviving Corporation shall retain the name "WTAA International, Inc."; and the Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in any of such Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of any of said Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

     3. CONSUMMATION OF THE MERGER. The parties hereto will cause the Merger to be consummated by filing with the Secretary of State of Florida and Wyoming an articles of merger and this Plan of Merger in such form as required by, and executed in accordance with, the relevant provisions of the Florida Law and the Wyoming Statutes (the time of such filing being the "Effective Time" and the date of such filing being the "Effective Date").

     4. ARTICLES OF INCORPORATION: BYLAWS: DIRECTORS AND OFFICERS. The Articles of Incorporation and bylaws of the Surviving Corporation shall be identical with the Articles of Incorporation and bylaws of the Parent as in effect immediately prior to the Effective Time until thereafter amended as provided therein and under Delaware Statues.

     5. CONVERSION OF SECURITIES. At the Effective Time, by virtue of the Merger and without any action on the part of Parent, the Company or the holder of any of the shares (the "Shares") of common stock, (the "Common Stock") of the
Company:


          (a) Each Share issued and outstanding immediately prior to the Effective Time shall remain as issued and outstanding common stock of parent without change.

          (b) Each Share which is held in the treasury of the Company or which is owned by any direct or indirect subsidiary of the Company shall be canceled and retired, and no payment shall be made with respect thereto.

          (c) Each outstanding or authorized subscription, option, warrant, call, right (including any preemptive right), commitment, or other agreement of any character whatsoever which obligates or may obligate the Parent to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares, if any, shall remain unchanged.

          (d) Each share of Common Stock of Company issued and outstanding immediately prior to the Effective Time shall be retired into treasury, of the Surviving Corporation.

          (e) No Fractional Shares and no certificates or scrip representing such fractional Merger Shares, shall be issued.

     6. TAKING OF NECESSARY ACTION: FURTHER ACTION. Each of Parent, and the Company shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order to effectuate the Merger under the Florida Law, the Wyoming Statutes or federal law as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of the Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of the Constituent Corporations, the officers and directors of the Surviving Corporation are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

     IN WITNESS WHEREOF, Parent, and the Company have caused this Plan of Merger to be executed as of the date first above written.

                                   WTTA INTERNATIONAL, INC.
                                   (A Florida corporation)


WITNESSED AS TO EXECUTION ONLY      By:/s/Wm. R. McKay
NO ADVICE SOUGHT OR GIVEN                  President
May 12, 2000
/s/Pauline Fong-Leung, M.B.A.       TEMPUS, INC.
Notary Public                       (A Wyoming corporation)
M7. Broadway Plaza
601 W. Broadway
Vancouver, B.C.                     By:__________________________
Canada V5Z 4C2
(604) 879-7812